UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2018

EnerJex Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4040 Broadway, Suite 425, San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 592-1670

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The special meeting of stockholders of EnerJex Resources, Inc. (the “Company” or “EnerJex”) was held on March 21, 2018.  At the special meeting, the following matters were submitted to a vote of the Company’s security holders with the results indicated:

1.	To approve the issuance of EnerJex common stock to the AgEagle shareholders in connection with the Agreement and Plan of Merger, dated as of October 19, 2017, by and among EnerJex Resources, Inc., AgEagle Merger Sub, Inc. (“Merger Sub”) a wholly owned subsidiary of EnerJex, and AgEagle Aerial Systems, Inc. (“AgEagle”) (the “Merger Agreement”) in accordance with NYSE American Rules 712 and 713 (the “Share Issuance Proposal”);

COMMON STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

6,873,327	176,976	4,969

2.	To amend EnerJex’s articles of incorporation to amend the 10% Series A Cumulative Redeemable Perpetual Preferred Stock to: (i) allow the Company to pay all accrued but unpaid dividends up to September 30, 2017 in additional shares Series A Preferred Stock based on the value of the liquidation preference thereof, (ii) eliminate the right of the Series A Preferred Stock holders to receive any dividends accruing after September 30, 2017, (iii) convert each share of Series A Preferred Stock into 10 shares of Company common stock (subject to adjust for a reverse stock split), and (iv) increase the number of Series A Preferred shares by 241,599 shares (the “Preferred Stock Amendment Proposal”);

SERIES A PREFERRED STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

1,444,366	66,915	4,300

3.	To amend EnerJex’s articles of incorporation to change the name of EnerJex from “EnerJex Resources, Inc.” to “AgEagle Aerial Systems, Inc.” (the “Name Change Proposal”);

COMMON STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

13,444,538	402,084	42,156

4.	To adopt the EnerJex 2017 Omnibus Equity Incentive Plan (the “Plan Proposal”);

COMMON STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

6,733,136	218,690	101,779

5.	To approve the issuance of 2,248,264 shares of common stock to current officers and directors in lieu of deferred salary and fees, a majority of which will be held in escrow to secure the Company’s obligations under the Merger Agreement (the “D&O Proposal”);

COMMON STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

6,630,454	330,375	92,443

6.	To approve the conversion of the Company’s Series C Convertible Preferred Stock into shares of Common Stock in order to comply with the listing rules of the NYSE American (the “Series C Proposal”);

COMMON STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

6,610,412	343,886	98,974

7.	To approve the conversion of the Company’s 10% Series A Cumulative Redeemable Perpetual Preferred Stock convertible into shares of Common Stock in order to comply with the listing rules of the NYSE American (the “Series A Proposal”);

COMMON STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

6,609,178	367,380	76,714

8.	To approve the issuance of shares of the Company’s Common Stock, conversion of the Company’s Series C Preferred Stock and conversion of Promissory Notes into shares of Common Stock in order to comply to the listing rules of the NYSE American (the “Private Placement Proposal”); and

COMMON STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

6,619,208	353,211	80,853

9.	To consider and vote upon an adjournment of the Special Meeting if necessary to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2, 3, 4, 5, 6, 7 or 8 and to transact other business as may properly become before the special meeting or any adjournments or postponements thereof.

COMMON STOCK VOTES ONLY:

FOR	AGAINST	ABSTAIN
_________	_________	_________

12,968,503	597,672	117,090

Item 7.01	Regulation FD Disclosure.

On March 21, 2018, the Company issued a press release announcing shareholder approval of the merger between AgEagle Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of EnerJex, with and into AgEagle Aerial Systems, Inc. (“AgEagle”), a Nevada corporation , pursuant to an Agreement and Plan of Merger dated October 19, 2017 by and among the Company, Merger Sub, and AgEagle.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liability of that section, unless the Company specifically says that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2018	EnerJex Resources, Inc.

/s/ Louis G. Schott
	Name:	Louis G. Schott
	Title:	Interim Chief Executive Officer

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 21, 2018.

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